Financial instruments	12 Months Ended
Nov. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
23.	Financial instruments
Overview
This note provides disclosures relating to the nature and extent of the Company’s exposure to risks arising from financial instruments, including credit risk, liquidity risk, currency risk and interest rate risk, and how the Company manages those risks. In addition to currency risk, the Company has exposure to risks from disputed accounts receivables.
Credit risk
Credit risk refers to the risk of a loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company regularly monitors credit risk exposure and takes steps to mitigate the likelihood of this exposure resulting in losses.
The Company’s exposure to credit risk currently relates to accounts receivable with one major customer (refer to Note 27), other receivable and derivative financial assets which it manages by dealing only with highly rated Canadian financial institutions. Included in the consolidated statements of financial position are trade receivables of $12,798 (2022 – $10,659), all of which were aged under 60 days or received after year end. There was no amount recorded as bad debt expense for the years ended November 30, 2023 and 2022. Financial instruments other than cash and trade and other receivables that potentially subject the Company to significant credit risk consists principally of bonds and money market funds. The Company invests its available cash in highly liquid fixed income instruments from governmental, paragovernmental, municipal and high-grade
corporate bodies and money market funds (2023 – $6,290; 202
2
 – $9,214). As at November 30, 2023, the Company believes it was not exposed to any significant credit risk. The Company’s maximum credit exposure corresponded to the carrying amount of these financial assets.
Liquidity risk
Liquidity risk refers to the risk that the Company will not be able to meet its financial obligations as they become due. As indicated in Note 24, the Company manages this risk through the management of its capital structure. It also manages liquidity risk by continuously monitoring actual and projected cash flows. The Board of Directors reviews and approves the Company’s operating and capital budgets, as well as any material transactions out of the ordinary course of business.
The Company has adopted an investment policy in respect of the safety and preservation of its capital designed to ensure that the Company’s liquidity needs are met. The instruments are selected with regards to the expected timing of expenditures and prevailing interest rates.

Pursuant to the Marathon Credit Agreement, the Company is required to maintain cash, cash equivalents and eligible short-term investments overtime between
$15,000
to $20,000
based on the last twelve months adjusted EBITDA-based targets, which restricts the management of the Company’s liquidity. Refer to notes 1 and 17.
The following are amounts due on the contractual maturities of financial liabilities as at November 30, 2023 and 2022.

					2023

	Carrying amount	Total contractual amount	Less than 1 year	From 1 to 2 years	More than 3 years

Accounts payable and accrued liabilities	$28,471	$28,471	$28,471	$-	$-

Facility loan, including interest (1)	57,974	80,141	17,416	50,348	12,377

Lease liabilities	994	1,108	487	516	105

	$87,439	$109,720	$46,374	$50,864	$12,482

(1)	Based on SOFR forward rates.

					2022

	Carrying amount	Total contractual amount	Less than 1 year	From 1 to 2 years	More than 3 years

Accounts payable and accrued liabilities	$41,065	$41,065	$41,065	$-	$-

Term loan, including interest (2)	37,894	57,667	5,649	28,421	23,597

Convertible unsecured senior notes, including interest	26,895	29,081	29,081	-	-

Lease liabilities	1,922	2,196	595	1,145	456

	$107,776	$130,009	$76,390	$29,566	$24,053

(2)	Based on SOFR forward rates. The maturities above reflect the fact that the Marathon Credit Agreement has been amended in the subsequent event period and, as such, the contractual maturities are used.
Currency risk
The Company is exposed to financial risk related to the fluctuation of foreign exchange rates and the degree of volatility of those rates. Currency risk is limited to the portion of the Company’s business transactions denominated in currencies other than US$, primarily cash, sale of goods and expenses incurred in CA$ and euros.
Exchange rate fluctuations for foreign currency transactions can cause cash flows, as well as amounts recorded in the consolidated statements of net loss, to vary from period to period and not necessarily correspond to those forecasted in operating budgets and projections. Additional earnings variability arises from the translation of monetary assets and liabilities denominated in currencies other than the US$ at the rates of exchange at each consolidated statement of financial position date, the impact of which is reported as foreign exchange gain or loss in the consolidated statements of net loss.
The following table presents the significant items in the original currencies exposed to currency risk as at November 30, 2023 and 2022.

		2023		2022

	CA$	EURO	CA$	EURO

Cash	358	123	1,547	236

Bonds and money market funds	8,543	-	12,387	-

Trade and other receivables	296	2	733	2,141

Tax credits and grants receivable	497	145	66	239

Accounts payables and accrued liabilities	(5,395)	(224)	(10,784)	(5,849)

Lease liabilities	(925)	(288)	(1,362)	(873)

Provisions	(326)	(3,192)	-	(3,486)

Total exposure	3,048	(3,434)	2,587	(7,592)

The following exchange rates are those applicable as at November 30, 2023 and 2022.

		2023		2022
	Average rate	Reporting date rate	Average rate	Reporting date rate

CA$ – US$	0,7404	0,7363	0,7722	0,7439

Euro – US$	1,0792	1,0903	1,0600	1,0406

Based on the Company’s foreign currency exposures noted above, varying the above foreign exchange rates to reflect a 5% strengthening of the CA$ or the euro would have an impact on net earnings for CA$ and in the accumulated other comprehensive loss for euro as follows, assuming that all other variables remained constant.

		2023		2022

	CA$	Euro	CA$	Euro

Positive (negative) impact	152	(172)	129	(380)

An assumed 5%
weakening of the CA$ or of the euro would have had an equal but opposite effect on the above currencies in the amounts shown above, assuming that all other variables remained constant.
Interest rate risk
Interest rate risk refers to the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates.
Short-term
bonds held by the Company are invested at fixed interest rates and/or mature in the short term.
Long-term
bonds are also instruments that bear interest at fixed rates. The risk that the Company will realize a loss as a result of a decline in the fair value of its bonds is limited because these investments, although they are classified as fair value through OCI, are generally held until close to maturity. The unrealized gains or losses on bonds are recorded in accumulated other comprehensive income (loss).
Based on the value of the Company’s
short-
and
long-term
bonds as at November 30, 2023, an assumed 0.5% decrease in market interest rates would have increased the fair value of these bonds and the accumulated other comprehensive income (loss) by approximately
$
42
(2022 – $79); an assumed increase in market interest rates of 0.5% would have an equal but opposite effect, assuming that all other variables remained constant.
Cash and money market funds bear interest at variable rates. Trade and other receivables, accounts payable and accrued liabilities and provisions bear no interest.